EXHIBIT 99.2

Independent Auditors’ Report

Members of

The Boston Solar Company, LLC

Opinion

We have audited the financial statements of The Boston Solar Company, LLC (the Company), which comprise the balance sheets as of December 31, 2021 and 2020, and the related statements of operations, members’ deficit, and cash flows for the years then ended, and the related notes to the financial statements.

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

/s/ Turner, Stone & Company, L.L.P.

Dallas, Texas

July 5, 2022

THE BOSTON SOLAR COMPANY, LLC
BALANCE SHEETS

	December 31, 2021	December 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$869,376	$495,683
Accounts receivable, net	1,229,058	2,052,777
Inventory, net	939,592	845,111
Contract assets	298,858	217,927
Prepaid expenses and other current assets	46,552	16,718
Total current assets	3,383,436	3,628,216

Property and equipment, net	60,609	54,474
Security deposits	26,419	26,419
Total assets	$3,470,464	$3,709,109

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Forgivable Debt	$-	$904,797
Current portion of long-term debt	192,023	350,401
Current portion of capital lease obligations	4,932	4,652
Accounts payable	2,421,087	1,982,358
Accrued expenses	592,004	429,328
Accrued warranty and production guarantee liabilities	150,199	131,570
Customer deposits	2,544,593	1,905,600
Total current liabilities	5,904,838	5,708,706

Long term debt, net	805,844	851,214
Capital lease obligations, net	7,016	11,948
Total liabilities	6,717,698	6,571,868

Members' deficit	(3,247,234)	(2,862,759)
Total liabilities and members' deficit	$3,470,464	$3,709,109

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF OPERATIONS

	For the Years Ended December 31,
	2021	2020

Revenue, net	$17,691,635	$15,298,238

Cost of goods sold	12,554,681	10,717,427

Gross profit	5,136,954	4,580,811

Operating expenses:
General and administrative	6,106,507	5,074,022
Advertising and marketing	397,920	414,947
Total operating expenses	6,504,427	5,488,969

Loss from operations	(1,367,473)	(908,158)

Other income (expense):
Debt forgiveness income	904,797	-
Other income	203,457	180,478
EIDL forgiveness income	-	10,000
Interest expense - amortization of debt issuance costs	(2,316)	(2,138)
Interest expense	(122,940)	(107,371)
Total other income (expense)	982,998	80,969

Net loss	$(384,475)	$(827,189)

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF MEMBERS' DEFICIT

Balance at December 31, 2019	$(2,035,570)

Net loss year ended December 31, 2020	(827,189)

Balance at December 31, 2020	(2,862,759)

Net loss year ended December 31, 2021	(384,475)

Balance at December 31, 2021	$(3,247,234)

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2021	2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(384,475)	$(827,189)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	27,204	53,086
Interest expense - amortization of debt issuance costs	2,316	2,138
Debt forgiveness income	(904,797)	-
Bad debt expense	100,153	-
Changes in operating assets and liabilities
Accounts receivable	723,566	(972,128)
Accrued revenue	-	564,423
Inventory	(94,481)	209
Costs and estimated earnings in excess of related billings on uncompleted contracts	(80,931)	(24,554)
Prepaid expenses	(29,834)	(13,787)
Accounts payable	438,729	230,727
Accrued expenses	162,676	156,780
Accrued warranty and production guarantee liabilities	18,629	23,172
Customer deposits	638,993	29,180
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	617,748	(777,943)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property and equipment	-	-
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from forgivable debt	-	904,797
Proceeds from long-term debt	-	150,000
Repayments of long-term debt	(206,064)	(290,183)
Prepayments on capital lease obligations	(37,991)	(4,387)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(244,055)	760,227

NET CHANGE IN CASH	373,693	(17,716)

Cash at beginning of period	495,683	513,399

Cash at end of period	$869,376	$495,683

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest	$122,940	$107,371

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Purchase of property and equipment on credit	$33,339	$-

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC

NOTES TO THE FINANCIAL STATEMENTS

1. Organization and Basis of Presentation

Organization

The Boston Solar Company, LLC (the “Company”), is a limited liability company formed in May 2013 under the laws of the state of Delaware and is headquartered in Woburn, Massachusetts. It previously operated as The Boston Solar Company, Inc. from February 2011 to April 2013. The Company is a residential and commercial solar installer operating in Massachusetts.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC").

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities at the date of purchase of three months or less to be cash equivalents. Cash and cash equivalents include bank demand deposits, marketable securities with maturities of three months or less at purchase, and money market funds that invest primarily in certificates of deposits, commercial paper and U.S. government and U.S. government agency obligations. Cash equivalents are reported at fair value. As of December 31, 2021, and 2020, there were $192,856 and $357,322 of cash equivalents, respectively.

Fair Value of Financial Instruments

In accordance with the reporting requirements of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 825, "Financial Instruments", the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this standard and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximates fair value due to the relatively short maturity of these instruments.

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The carrying value of notes payable also approximate fair value since they bear market rates of interest and other terms. None of these instruments are held for trading purposes.

The measurement of fair value requires the use of techniques based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. The inputs create the following fair value hierarchy:

•	Level 1 - Quoted prices for identical instruments in active markets.

•

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and valuations where inputs are observable or where significant value drivers are observable.

•	Level 3 - Instruments where significant value drivers are unobservable to third parties.

Revenue Recognition

The Company adheres to the requirements of Financial Accounting Standards Board Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, and related guidance (Topic 606). Topic 606 establishes a core principle requiring the recognition of revenue to depict the transfer of promised goods or services to customers in an amount reflecting the consideration to which the entity expects to be entitled in exchange for such goods or services. The standard requires an entity to (1) identify the contract, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations, and (5) recognize revenue as each performance obligation is satisfied or completed.

Revenue is recognized upon the transfer of control of promised goods or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services.

Construction Contract Performance Obligations, Revenues and Costs

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account. The Company evaluates whether two or more contracts should be combined and accounted for as one performance obligation and whether the combined or single contract should be accounted for as more than one performance obligation. This evaluation requires significant judgment, and the decision to combine a group of contracts or separate a single contract into multiple performance obligations could change the amount of revenue and profit recorded in a given period. The Company's installation contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contract and integrated and, therefore, not distinct. Less commonly, the Company may promise to provide distinct goods or services within a contract, in which case the contract is separated into more than one performance obligation. If a contract is separated into more than one performance obligation, the total transaction price is allocated to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised goods or services underlying each performance obligation.

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The primary method used to estimate standalone selling price of each performance obligation is the expected cost plus a margin approach, under which the Company estimates the costs of satisfying the performance obligations and then adds appropriate margins.

The Company recognizes revenue over time on its contracts when it satisfies a performance obligation by continuously transferring control to a customer. The customer typically controls the contract and related service, as evidenced by contractual termination clauses or by contract terms specifying the Company's rights to payment for work performed to date, plus a reasonable profit to deliver products or services that do not have an alternative use to the Company.

Management has determined that using contract costs as an input method depicts the continuous transfer of control to customers as the Company incurs these costs from fixed-price or lump-sum contracts.

Under this method, actual direct contract costs incurred are compared to total estimated contract costs for each contract to determine a percentage depicting progress toward contract completion or satisfaction of performance obligations. This percentage is applied to the contract price or allocated transaction price to determine the amount of cumulative revenue to recognize.

Contract costs include all installed materials, direct labor and subcontract costs. Operating costs are charged to expense as incurred.

Contract costs incurred that do not contribute to satisfying performance obligations and are not reflective of transferring control to the customer, such as uninstalled materials and rework labor, are excluded from the percent complete calculation.

Contract Estimates

The estimation of total revenue and cost at completion requires significant judgment and involves the use of various estimation techniques. Management must make assumptions and estimates regarding labor productivity and availability, the complexity of the work to be performed, the cost and availability of materials, and the performance of subcontractors. Changes in job performance, job conditions and estimated profitability, including those changes arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue. Such changes are recognized in the period in which the revisions are determined. If, at any time, the estimate of contract profitability indicates an anticipated loss on the contract, a provision for the entire loss is recognized in the period in which it is identified.

Contract Modifications

Contract modifications are routine in the performance of the Company's contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or services that are not distinct and are accounted for as part of the existing contract.

Contract Assets and Liabilities

Billing practices are governed by the contract terms of each project based primarily on costs incurred, achievement of milestones or predetermined schedules. Billings do not necessarily correlate with revenue recognized over time. Contract assets represent revenues recognized in excess of amounts billed. Contract liabilities represents billings in excess of revenues recognized.

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Accrued revenue includes amounts which have met the criteria for revenue recognition and have not yet been billed to the client.

The January 1, 2020 balance in accounts receivable was $1,080,649 contract assets was $134,234, and the customer deposits liability account was $1,876,420.

The Company's residential contracts include payments terms that call for payment upon receipt of the invoice, and their commercial contracts call for payment between 15 and 60 days from the invoice date, primarily within 30 days.

Accounts Receivable

The Company carries its accounts receivable at the amount management expects to collect from outstanding receivables. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on historic write offs and collections and current credit conditions.

Accounts receivable is net of an allowance for doubtful accounts of $120,341 and $63,984 as of December 31, 2021 and 2020, respectively. During the years ended December 31, 2021 and 2020, the Company wrote off $100,154 and $52,834, respectively.

Inventory

Inventory consists primarily of photovoltaic modules, inverters, racking and associated finished parts required for the assembly of photovoltaic systems. Inventories are valued at the lower of cost or net realizable value determined by the first-in, first-out method. The Company writes down its inventory for estimated obsolescence equal to the difference between the carrying value of the inventory and the estimated net realizable value based upon assumptions about future demand and market conditions. If actual future demand or market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Inventory is net of a reserve for obsolescence of $105,293 and $100,941 as of December 31, 2021 and 2020, respectively.

Property and Equipment, Net

Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of such assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Useful lives and residual values are reviewed and adjusted, if appropriate, at the end of each reporting period. An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The cost and accumulated depreciation of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.

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The major classes and estimated useful lives of property and equipment are as follows at December 31:

	2021	2020	Estimated Useful Lives
Tools	$16,200	$16,200	5 years
Machinery and equipment	132,617	132,617	5 - 7 years
Computer equipment	102,685	102,685	5 years
Furniture and fixtures	49,690	49,690	7 years
Software	4,683	4,683	3 years
Vehicles	305,206	330,797	5 years
Leasehold improvements	40,100	40,100	5 - 8 years
	651,181	676,772
Less: accumulated depreciation	(590,572)	(622,298)

Property and equipment, net	$60,609	$54,474

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Accrued Warranty and Production Guarantee Liabilities

As a standard practice, the Company warranties its labor for ten years from the completion date of their installation projects and passes through manufacturer warranties on products installed. These warranties are not separately priced, therefore, costs related to the warranties are accrued when management determines they are able to estimate them. Management has not separately accounted for the actual warranty costs each year, and has accrued based on their best estimates as of each year end.

As a standard practice, the Company provides a two-year production guarantee on installed solar systems. These production guarantees are not separately priced, therefore, costs related to production guarantees are accrued based on management's best estimates as of each year end. Separately, the Company offers customers an optional ten-year production guarantee that can be purchased for $1,000.

Income Taxes

The Company is treated as a partnership for both federal and state income tax purposes. In lieu of corporation income taxes, members of a partnership are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been recorded in the consolidated financial statements.

It is the Company's policy to recognize any interest and penalties in the provision for taxes when applicable.

Advertising

The Company's advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2021 and 2020 was $206,483 and $196,289, respectively.

Forgivable Debt

Currently there is no authoritative guidance under U.S. GAAP that addresses accounting and reporting by a nongovernmental entity, that is a business entity, that receives forgivable debt from a government entity.

Management has elected to recognize forgivable debt received from a government entity as debt until debt extinguishment occurs when the Company is legally released from being the obliger. Under this method, upon legal release as obliger, the Company recognizes the forgiven amount as income in the statements of operations.

Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

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3. Uncompleted Contracts

Deferred costs, costs, estimated earnings and billings on uncompleted contracts consist of the following as of December 31:

	2021	2020
Deferred costs	$116,024	$158,788
Estimated earnings
	116,204	158,788
Less: billings to date
Deferred costs and costs and estimated earnings in excess of related billings on uncompleted contracts	$116,204	$158,788

Deferred costs includes permitting costs to fulfill contracts on installations in progress as of December 31.

4. Forgivable Debt

In reaction to the coronavirus disease (COVID-19) outbreak, the U.S. government has responded with relief legislation. Certain legislation called the Coronavirus Aid, Relief, and Economic Security (CARES) Act, as amended and clarified in later legislation, authorized emergency loans to businesses by establishing, and providing funding for, forgivable bridge loans under the Paycheck Protection Program (PPP).In April 2020, the Company benefited from the CARES Act by receiving $904,797 under the PPP. Under the PPP, the Small Business Administration (SBA) will forgive the proceeds received if eligibility and other criteria are met, at which time the Company will recognize the forgiven amount as income. Once the SBA reviews and approves the forgiveness amount, the SBA has the right to audit the Company's compliance with the PPP for a period of up to six years. The Company received forgiveness of the entire loan from the SBA and its bank released the Company from repayment in March 2021.

5. Long-Term Debt

Long-term debt consists of the following at December 31:	2021	2020

Note payable to a finance company, due November 2021, payable in monthly installments of $1,782 including interest at 17.0%. The loan is collateralized by substantially all of the Company's assets.	-	17,528
Note payable to a bank, due December 2021, payable in monthly installments of $9,150 including interest at 4.50%. The loan is collateralized by substantially all of the Company's assets.	57,756	150,455
Unsecured note payable to an individual, due October 2022, payable in sixteen quarterly installments of $24,156 plus fixed monthly interest installments of $5,500 until the note is repaid in full.	72,469	169,094
Note payable to a bank, due August 2026, payable in monthly installments of $6,311 including interest at 6.50%. The loan is collateralized by substantially all of the Company's assets and guaranteed by a member of the Company.	349,723	380,068
Note payable to a bank, payable in monthly interest only installments through August 2024, then converting to a term loan maturing in August 2029. The loan is collateralized by substantially all of the Company's assets and guaranteed by a member of the Company.	348,901	348,901
Note payable to a bank, due February 2027, payable in monthly installments of $628 including interest at 8.55%. The loan is collateralized by a vehicle.	31,133	-
SBA EIDL loan payable to a bank due June 2050, payable in monthly installments of $731 including interest at 3.75%,	150,000	150,000
Total long-term debt	1,009,982	1,216,046
Less, unamortized debt issuance costs	(12,115)	(14,431)
Long-term debt, net of unamortized debt issuance costs	997,867	1,201,615
Less current portion of long-term debt	(192,023)	(350,401)

Long-term debt, net of current portion and unamortized debt issuance costs	$805,844	$851,214

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Principal maturities of long-term debt are as follows:

Year Ending December 31,
2022	$192,023
2023	69,053
2024	84,820
2025	144,366
2026	175,122
Thereafter	344,598
$1,009,982

Debt Issuance Costs

The Company incurred debt issuance costs as part of entering into note payable agreements. These costs totaled $39,127 and are recorded net of accumulated amortization of $27,012 and $24,696 at December 31, 2021 and 2020, respectively.

The costs are being amortized to interest expense over the remaining life of the loans to which they relate, and are recorded as a reduction to long-term debt.

6. Commitments and Contingencies

From time-to-time, the Company may have certain contingent liabilities that arise in the ordinary course of business. The Company accrues for liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. For all periods presented, other than as set forth below, the Company was not a party to any pending material litigation or other material legal proceedings.

Obligations Under Capital Leases

The Company leases certain office and warehouse equipment under capital leases. The economic substance of these leases is that the Company is financing the acquisition of the equipment through the leases, and accordingly, the equipment is recorded as assets and the payments due on the leases are recorded as liabilities.

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The following is an analysis of the leased assets included in property and equipment at December 31:

	2021	2020
Equipment under capital leases	$24,382	$24,382
Less: accumulated depreciation	(12,434)	(7,782)
	$11,948	$16,600

Obligations under capital leases require monthly payments ranging from $258 to $465, including interest ranging from 5.00% to 6.50%, and both mature during the year ended December 31, 2024.

Future minimum payments under these leases are as follows for the years ending December 31:

2022	5,495
2023	5,495
2024	1,374
12,364
Less amount representing interest	(416)
Present value of minimum lease payments	11,948
Less current portion	(4,932)
Obligations under capital leases, net of current portion	$7,016

Operating Leases

The Company is party to non-cancellable leases for office space, warehouse space, tools and vehicles, and also occasionally leases vehicles under short-term agreements.

Total rent expense under these agreements was $283,559 and $301,917, respectively, for the years ended December 31, 2021 and 2020.

Future minimum lease payments for noncancelable leases with terms exceeding one year from the most recent balance sheet date are as follow for the year ending December 31:

2022	211,700
2023	44,304
2024	29,536
$285,540

Real estate taxes, insurance and maintenance expenses and other related operating expenses of the facilities are generally obligations of the Company and, accordingly, are not part of the minimum rent payable.

7. Employee Retirement Plan

The Company maintains an employee retirement plan under which eligible employees may defer a portion of their annual compensation, pursuant to section 401(k) of the Internal Revenue Code. The Company may make a discretionary matching contribution to the plan on behalf of its employees. There was no such employer matching contribution made in 2021 or 2020.

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8. Members' Deficit

The members of the Company are not required to make any additional capital contributions to the Company and are generally not personally liable for obligations or liabilities of the Company.

9. Concentrations

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. As of December 31, 2021, the Company's cash balance exceeded the federally insured limit by $426,521. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

As of December 31, 2021, no customer represented 10% or more of total accounts receivable. As of December 31, 2020, one customer represented 13% of total accounts receivable.

Major Vendors

During the year ended December 31, 2021, the Company purchased approximately 85% of its materials from five suppliers. During the year ended December 31, 2020, the Company purchased approximately 86% of its materials from five suppliers. However, other suppliers could provide similar products at comparable prices.

10. Risks and Uncertainties

During 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, COVID-19, by mandating the temporary shut-down of business in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. Accordingly, while management cannot quantify the financial and other impact to the Company, management believes that a material impact on the Company's financial position and results of future operations is reasonably possible.

11. Subsequent Events

The Company as evaluated all subsequent events and transactions through July 5, 2022, the date that the financial statements were available to be issued and noted no subsequent events requiring financial statement recognition or disclosure, except as noted below.

The SinglePoint Transaction

On April 21, 2022, SinglePoint Inc. purchased an aggregate of 80.1% of the outstanding membership interests (the “Purchased Interests”) of the Company. The aggregate purchase price for the Purchased Interests is $6,453,608 excluding closing adjustments for working capital, debt reduction, and other holdbacks.

New Lease Agreement

Effective April 15, 2022, the Company entered into a lease extension to secure parking, warehouse, and office facilities. The lease runs through October 30, 2027 with a monthly cost of $22,838.00.

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THE BOSTON SOLAR COMPANY, LLC
BALANCE SHEETS
(unaudited)

	March 31, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$690,667	$869,376
Accounts receivable, net	2,229,089	1,229,058
Inventory, net	811,699	939,592
Contract assets	241,712	298,858
Prepaid expenses and other current assets	218,747	46,552
Total current assets	4,191,914	3,383,436

Property and equipment, net	124,125	60,609
Security deposits	26,419	26,419
Total assets	$4,342,458	$3,470,464

LIABILITIES AND MEMBERS' DEFICIT
Current liabilities:
Current portion of long-term debt	$192,023	$192,023
Current portion of capital lease obligations	4,932	4,932
Accounts payable	2,595,598	2,421,087
Accrued expenses	860,767	592,004
Accrued warranty and production guarantee liabilities	150,199	150,199
Customer deposits	3,478,553	2,544,593
Total current liabilities	7,282,072	5,904,838

Long term debt, net	798,911	805,844
Capital lease obligations, net	7,016	7,016
Total liabilities	8,087,999	6,717,698

Members' deficit	(3,745,541)	(3,247,234)
Total liabilities and members' deficit	$4,342,458	$3,470,464

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF OPERATIONS
(unaudited)

	For the Three Months Ended March 31,
	2022	2021
Revenue, net	$4,799,780	$3,717,745

Cost of goods sold	3,595,887	2,389,682

Gross profit	1,203,893	1,328,063

Operating expenses:
General and administrative	1,651,765	1,358,179
Advertising and marketing	80,449	112,886
Total operating expenses	1,732,214	1,471,065

Loss from operations	(528,321)	(143,002)

Other income (expense):
Debt forgiveness income	-	904,797
Other income	44,187	64,444
Interest expense	(14,173)	(8,416)
Total other income (expense)	30,014	960,825

Net loss	$(498,307)	$817,823

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF MEMBERS' DEFICIT
(unaudited)

Balance at December 31, 2021	$(3,247,234)

Net loss for the three months ended March 31, 2022	(498,307)

Balance at March 31, 2022	$(3,745,541)

Balance at December 31, 2020	$(2,862,759)

Net income for the three months ended March 31, 2021	817,823

Balance at March 31, 2021	$(2,044,936)

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC
STATEMENTS OF CASH FLOWS
(unaudited)

	For the Three Months Ended March 31,
	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(498,307)	$817,823
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	(84,812)	(25,994)
Interest expense - amortization of debt issuance costs	5,277	1,943
Debt forgiveness income	-	(904,797)
Changes in operating assets and liabilities
Accounts receivable	(1,000,031)	510,923
Inventory	127,893	(56,751)
Costs and estimated earnings in excess of related billings on uncompleted contracts	57,146	118,092
Prepaid expenses	(172,195)	(152,587)
Accounts payable	174,511	(357,026)
Accrued expenses	268,763	78
Customer deposits	933,960	27,161
NET CASH USED IN OPERATING ACTIVITIES	(187,795)	(21,135)

CASH FLOWS FROM INVESTING ACTIVITIES:
Disposal of property and equipment	21,296	-
NET CASH PROVIDED BY INVESTING ACTIVITIES	21,296	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from long-term debt	-	20,208
Repayments of long-term debt	(12,210)	-
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(12,210)	20,208

NET CHANGE IN CASH	(178,709)	(927)

Cash at beginning of period	869,376	495,683

Cash at end of period	$690,667	$494,756

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$27,054	$26,842

The accompanying notes are an integral part of these financial statements.

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THE BOSTON SOLAR COMPANY, LLC

NOTES TO THE UNAUDITED FINANCIAL STATEMENTS

1. Organization and Basis of Presentation

Organization

The Boston Solar Company, LLC (the Company), is a limited liability company formed in May 2013 under the laws of the state of Delaware and is headquartered in Woburn, Massachusetts. It previously operated as The Boston Solar Company, Inc. from February 2011 to April 2013. The Company is a residential and commercial solar installer operating in Massachusetts.

Basis of Presentation

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") as detailed in the Financial Accounting Standards Board's ("FASB") Accounting Standards Codification ("ASC").

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of certain assets and liabilities and disclosures. Accordingly, the actual amounts could differ from those estimates. Any adjustments applied to estimated amounts are recognized in the year in which such adjustments are determined.

Cash and Cash Equivalents

The Company considers all highly liquid investments with original maturities at the date of purchase of three months or less to be cash equivalents. Cash and cash equivalents include bank demand deposits, marketable securities with maturities of three months or less at purchase, and money market funds that invest primarily in certificates of deposits, commercial paper and U.S. government and U.S. government agency obligations. Cash equivalents are reported at fair value. As of March 31, 2022 and December 31, 2021, there were $66,505 and $192,856 of cash equivalents. respectively.

Fair Value of Financial Instruments

In accordance with the reporting requirements of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 825, "Financial Instruments", the Company calculates the fair value of its assets and liabilities which qualify as financial instruments under this standard and includes this additional information in the notes to the financial statements when the fair value is different than the carrying value of those financial instruments. The carrying value of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses approximates fair value due to the relatively short maturity of these instruments.

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The carrying value of notes payable also approximate fair value since they bear market rates of interest and other terms. None of these instruments are held for trading purposes.

The measurement of fair value requires the use of techniques based on observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company's market assumptions. The inputs create the following fair value hierarchy:

•	Level 1 - Quoted prices for identical instruments in active markets.

•

Level 2 - Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations where inputs are observable or where significant value drivers are observable.

•	Level 3 - Instruments where significant value drivers are unobservable to third parties.

Revenue Recognition

The Company adheres to the requirements of Financial Accounting Standards Board Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers, and related guidance (Topic 606). Topic 606 establishes a core principle requiring the recognition of revenue to depict the transfer of promised goods or services to customers in an amount reflecting the consideration to which the entity expects to be entitled in exchange for such goods or services. The standard requires an entity to (1) identify the contract, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations, and (5) recognize revenue as each performance obligation is satisfied or completed.

Revenue is recognized upon the transfer of control of promised goods or services to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products or services.

Construction Contract Performance Obligations, Revenues and Costs

A performance obligation is a promise in a contract to transfer a distinct good or service to the customer and is the unit of account. The Company evaluates whether two or more contracts should be combined and accounted for as one performance obligation and whether the combined or single contract should be accounted for as more than one performance obligation. This evaluation requires significant judgment, and the decision to combine a group of contracts or separate a single contract into multiple performance obligations could change the amount of revenue and profit recorded in a given period. The Company's installation contracts have a single performance obligation as the promise to transfer the individual goods or services is not separately identifiable from other promises in the contract and integrated and, therefore, not distinct. Less commonly, the Company may promise to provide distinct goods or services within a contract, in which case the contract is separated into more than one performance obligation. If a contract is separated into more than one performance obligation, the total transaction price is allocated to each performance obligation in an amount based on the estimated relative standalone selling prices of the promised goods or services underlying each performance obligation.

The primary method used to estimate standalone selling price of each performance obligation is the expected cost plus a margin approach, under which the Company estimates the costs of satisfying the performance obligations and then adds appropriate margins.

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The Company recognizes revenue over time on its contracts when it satisfies a performance obligation by continuously transferring control to a customer. The customer typically controls the contract and related service, as evidenced by contractual termination clauses or by contract terms specifying the Company's rights to payment for work performed to date, plus a reasonable profit to deliver products or services that do not have an alternative use to the Company.

Management has determined that using contract costs as an input method depicts the continuous transfer of control to customers as the Company incurs these costs from fixed-price or lump-sum contracts.

Under this method, actual direct contract costs incurred are compared to total estimated contract costs for each contract to determine a percentage depicting progress toward contract completion or satisfaction of performance obligations. This percentage is applied to the contract price or allocated transaction price to determine the amount of cumulative revenue to recognize.

Contract costs include all installed materials, direct labor and subcontract costs. Operating costs are charged to expense as incurred.

Contract costs incurred that do not contribute to satisfying performance obligations and are not reflective of transferring control to the customer, such as uninstalled materials and rework labor, are excluded from the percent complete calculation.

Contract Estimates

The estimation of total revenue and cost at completion requires significant judgment and involves the use of various estimation techniques. Management must make assumptions and estimates regarding labor productivity and availability, the complexity of the work to be performed, the cost and availability of materials, and the performance of subcontractors. Changes in job performance, job conditions and estimated profitability, including those changes arising from contract penalty provisions and final contract settlements, may result in revisions to costs and revenue. Such changes are recognized in the period in which the revisions are determined. If, at any time, the estimate of contract profitability indicates an anticipated loss on the contract, a provision for the entire loss is recognized in the period in which it is identified.

Contract Modifications

Contract modifications are routine in the performance of the Company's contracts. Contracts are often modified to account for changes in the contract specifications or requirements. In most instances, contract modifications are for goods or services that are not distinct and are accounted for as part of the existing contract.

Contract Assets and Liabilities

Billing practices are governed by the contract terms of each project based primarily on costs incurred, achievement of milestones or predetermined schedules. Billings do not necessarily correlate with revenue recognized over time. Contract assets represent revenues recognized in excess of amounts billed. Contract liabilities represents billings in excess of revenues recognized.

Accrued revenue includes amounts which have met the criteria for revenue recognition and have not yet been billed to the client.

The January 1, 2022 balance in accounts receivable was $1,349,399, contract assets was $211,674, and the customer deposits liability account was $2,544,594.

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The Company's residential contracts include payments terms that call for payment upon receipt of the invoice, and their commercial contracts call for payment between 15 and 60 days from the invoice date, primarily within 30 days.

Accounts Receivable

The Company carries its accounts receivable at the amount management expects to collect from outstanding receivables. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts, when deemed necessary, based on historic write offs and collections and current credit conditions.

Accounts receivable is net of an allowance for doubtful accounts of $120,341 as of March 31, 2022 and December 31, 2021. During the three months ended March 31, 2022 and 2021, the Company wrote off $0 and $8,577, respectively.

Inventory

Inventories are valued at the lower of cost or net realizable value determined by the first-in, first-out method. The Company writes down its inventory for estimated obsolescence equal to the difference between the carrying value of the inventory and the estimated net realizable value based upon assumptions about future demand and market conditions. If actual future demand or market conditions are less favorable than those projected by management, additional inventory write-downs may be required.

Inventory is net of a reserve for obsolescence $105,293 as of March 31, 2022 and December 31, of 2021.

Property and Equipment, Net

Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of such assets. Expenditures for maintenance and repairs are charged to expense as incurred.

Useful lives and residual values are reviewed and adjusted, if appropriate, at the end of each reporting period. An asset's carrying amount is written down immediately to its recoverable amount if the asset's carrying amount is greater than its estimated recoverable amount. The cost and accumulated depreciation of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.

Accrued Warranty and Production Guarantee Liabilities

As a standard practice, the Company warranties its labor for ten years from the completion date of their installation projects and passes through manufacturer warranties on products installed. These warranties are not separately priced, therefore, costs related to the warranties are accrued when management determines they are able to estimate them. Management has not separately accounted for the actual warranty costs each year, and has accrued based on their best estimates as of each year end.

As a standard practice, the Company provides a two-year production guarantee on installed solar systems. These production guarantees are not separately priced, therefore, costs related to production guarantees are accrued based on management's best estimates as of each year end. Separately, the Company offers customers an optional ten-year production guarantee that can be purchased for $1,000.

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Income Taxes

The Company is treated as a partnership for both federal and state income tax purposes. In lieu of corporation income taxes, members of a partnership are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes has been recorded in the consolidated financial statements.

It is the Company's policy to recognize any interest and penalties in the provision for taxes when applicable.

Advertising

The Company's advertising costs are expensed as incurred. Advertising expense for the three months ended March 31, 2022 and 2021 was $35,955 and $50,869, respectively.

Forgivable Debt

Currently there is no authoritative guidance under U.S. GAAP that addresses accounting and reporting by a nongovernmental entity, that is a business entity, that receives forgivable debt from a government entity.

Management has elected to recognize forgivable debt received from a government entity as debt until debt extinguishment occurs when the Company is legally released from being the obliger. Under this method, upon legal release as obliger, the Company recognizes the forgiven amount as income in the statements of operations.

Recent Accounting Standards

From time to time, new accounting pronouncements are issued by the Financial Accounting Standards Board (FASB) or other standard setting bodies. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

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3. Uncompleted Contracts

Deferred costs, costs, estimated earnings and billings on uncompleted contracts consist of the following as of March 31, 2022, and December 31, 2021:

	2022	2021
Deferred costs	$330,795	$116,024
Estimated earnings
	330,795	116,024
Less: billings to date

Deferred costs and costs and estimated earnings in excess of related billings on uncompleted contracts	$330,795	$116,204

Deferred costs include permitting costs to fulfill contracts on installations in progress as of March 31, 2022 and December 31, 2021.

4. Forgivable Debt

In reaction to the coronavirus disease (COVID-19) outbreak, the U.S. government has responded with relief legislation. Certain legislation called the Coronavirus Aid, Relief, and Economic Security (CARES) Act, as amended and clarified in later legislation, authorized emergency loans to businesses by establishing, and providing funding for, forgivable bridge loans under the Paycheck Protection Program (PPP).In April 2020, the Company benefited from the CARES Act by receiving $904,797 under the PPP. Under the PPP, the Small Business Administration (SBA) will forgive the proceeds received if eligibility and other criteria are met, at which time the Company will recognize the forgiven amount as income. Once the SBA reviews and approves the forgiveness amount, the SBA has the right to audit the Company's compliance with the PPP for a period of up to six years. The Company received forgiveness of the entire loan from the SBA and its bank released the Company from repayment in March 2021.

5. Commitments and Contingencies

From time-to-time, the Company may have certain contingent liabilities that arise in the ordinary course of business. The Company accrues for liabilities when it is probable that future expenditures will be made and such expenditures can be reasonably estimated. For all periods presented, other than as set forth below, the Company was not a party to any pending material litigation or other material legal proceedings.

Obligations Under Capital Leases

The Company leases certain office and warehouse equipment under capital leases. The economic substance of these leases is that the Company is financing the acquisition of the equipment through the leases, and accordingly, the equipment is recorded as assets and the payments due on the leases are recorded as liabilities.

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The following is an analysis of the leased assets included in property and equipment at March 31, 2022 and December 31, 2021:

	March 31, 2022	December 31, 2021
Equipment under capital leases	$24,382	$24,382
Less: accumulated depreciation	(12,434)	(12,434)
	$11,948	$11,948

Obligations under capital leases require monthly payments ranging from $258 to $465, including interest ranging from 5.00% to 6.50%, and both mature during the year ended December 31, 2024.

Future minimum payments under these leases are as follows for the years ending December 31:

2022	5,495
2023	5,495
2024	1,374
12,364
Less amount representing interest	(416)
Present value of minimum lease payments	11,948
Less current portion	(4,932)
Obligations under capital leases, net of current portion	$7,016

Operating Leases

The Company is party to non-cancellable leases for office space, warehouse space, tools and vehicles, and also occasionally leases vehicles under short-term agreements.

Total rent expense under these agreements was $55,685 and $58,655, respectively, for the three months ended March 31, 2022 and 2021.

Future minimum lease payments for noncancelable leases with terms exceeding one year from the most recent balance sheet date are as follow for the year ending December 31:

2022	211,700
2023	44,304
2024	29,536
$285,540

Real estate taxes, insurance and maintenance expenses and other related operating expenses of the facilities are generally obligations of the Company and, accordingly, are not part of the minimum rent payable.

6. Employee Retirement Plan

The Company maintains an employee retirement plan under which eligible employees may defer a portion of their annual compensation, pursuant to section 401(k) of the Internal Revenue Code. The Company may make a discretionary matching contribution to the plan on behalf of its employees. There was no such employer matching contribution made in the periods ending March 31, 2022 or December 31, 2021, respectively.

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7. Members' Deficit

The members of the Company are not required to make any additional capital contributions to the Company and are generally not personally liable for obligations or liabilities of the Company.

8. Concentrations

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and accounts receivable.

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. As of March 31, 2022, the Company's cash balance exceeded the federally insured limit by $440,667. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash.

As of March 31, 2022, one customer represented 14% of total accounts receivable.

Major Vendors

During the three months ended March 31, 2022, the Company purchased approximately 70% of its materials from three suppliers. During the three months ended March 31, 2021, the Company purchased approximately 70% of its materials from two suppliers. However, other suppliers could provide similar products at comparable prices.

9. Risks and Uncertainties

During 2020, local, U.S., and world governments have encouraged self-isolation to curtail the spread of the global pandemic, COVID-19, by mandating the temporary shut-down of business in many sectors and imposing limitations on travel and size and duration of group meetings. Most industries are experiencing disruption to business operations and the impact of reduced consumer spending. There is unprecedented uncertainty surrounding the duration of the pandemic, its potential economic ramifications, and any government actions to mitigate them. Accordingly, while management cannot quantify the financial and other impact to the Company, management believes that a material impact on the Company's financial position and results of future operations is reasonably possible.

10. Subsequent Events

The Company has evaluated all subsequent events and transactions through July 5, 2022, the date that the consolidated financial statements were available to be issued and noted no subsequent events requiring financial statement recognition or disclosure, except as noted below.

The SinglePoint Transaction

On April 21, 2022, SinglePoint Inc. purchased an aggregate of 80.1% of the outstanding membership interests (the “Purchased Interests”) of the Company. The aggregate purchase price for the Purchased Interests is $6,453,608 excluding closing adjustments for working capital, debt reduction, and other holdbacks.

New Lease Agreement

Effective April 15, 2022, the Company entered into a lease extension to secure parking, warehouse, and office facilities. The lease runs through October 30, 2027 with a monthly cost of $22,838.

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